UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO

SECTION 13 OF 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2015

STAR MOUNTAIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54405	90-0963619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 W. Knox Rd, #202, Tempe, AZ	85284
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 443-7677

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 5, 2015, Star Mountain Resources, Inc. (“we” “us” or “our”) filed a Current Report on Form 8-K (the “Form 8-K”) related to the Purchase Agreements we had entered into with Balmat Holding Corporation (“Balmat Holdings”) and Northern Zinc, LLC (“Northern Zinc”). This Amendment No. 1 to the Form 8-K is filed to provide the financial statements and other information required under Item 9.01 of the Form 8-K.

Item 9.01. Financial Statements and Exhibits.

a) Financial Statements of Business Acquired.

The Audited Consolidated Financial Statements of Balmat Holdings as of December 31, 2014 and 2013 and the Unaudited Consolidated Financial Statements for the nine months ended September 30, 2015 and 2014 are filed as Exhibit 99.1 to this Amendment No. 1 of this current report and are incorporated herein by reference.

The Audited Financial Statements of Northern Zinc as of December 31, 2014 and from inception on July 9, 2014 through December 31, 2014 and the Unaudited Financial Statements for the nine months ended September 30, 2015 and from inception on July 9, 2014 through September 30, 2014 are filed as Exhibit 99.2 to this Amendment No. 1 of this current report and are incorporated herein by reference.

b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2015 and Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2015 and for the year ended December 31, 2014 to give effect to the acquisition of Balmat Holdings and Northern Zinc are filed as Exhibit 99.3 to this Amendment No. 1 of this current report and are incorporated herein by reference.

c) Exhibits.

Exhibit No.	Description

2.1	Purchase Agreement dated as of October 13, 2015 among Star Mountain Resources, Inc., Northern Zinc, LLC, and Aviano Financial Group, LLC. (Incorporated by reference to Exhibit 2.1 to the Company’s current report on Form 8-K as filed with the SEC on October 16, 2015)

2.2	Purchase Agreement dated as of October 13, 2015 among Northern Zinc, LLC, Star Mountain Resources, Inc., HudBay Minerals Inc. Balmat Holding Corporation and St. Lawrence Zinc Company, LLC. (Incorporated by reference to Exhibit 2.2 to the Company’s current report on Form 8-K as filed with the SEC on October 16, 2015)

3.1	Amendment to Certificate of Designation - Series C Preferred Stock (Incorporated by reference to Exhibit 3.1 to the Company’s current report on Form 8-K as filed with the SEC on November 5, 2015)

10.1	Form of Subscription Agreement (Incorporated by reference to Exhibit 10.1 to the Company’s current report on Form 8-K as filed with the SEC on November 5, 2015).

99.1	Press Release dated November 5, 2015 (furnished herewith) (Incorporated by reference to Exhibit 99.1 to the Company’s current report on Form 8-K as filed with the SEC on November 5, 2015).

99.2 *	Audited Consolidated Financial Statements of Balmat Holding Corporation as of December 31, 2014 and 2013 and the Unaudited Consolidated Financial Statements for the nine months ended September 30, 2015 and 2014.

99.3 *	Audited Financial Statements of Northern Zinc, LLC as of December 31, 2014 and from inception on July 9, 2014 through December 31, 2014 and the Unaudited Financial Statements for the nine months ended September 30, 2015 and from inception on July 9, 2014 through September 30, 2014.

99.4 *	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2015 for Star Mountain Resources, Inc. and Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2015 and for the year ended December 31, 2014 for Star Mountain Resources, Inc.

* Filed Herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR MOUNTAIN RESOURCES, INC.

Date: January 19, 2016	By:	/s/ Joseph Marchal
Joseph Marchal, Chief Executive Officer

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